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                                                                    Exhibit 99.2


               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
              REGARDING FACTS AND CIRCUMSTANCES RELATING TO COVERED
                       REPORTS OF DYNEGY INC. ("Dynegy")

I, Louis J. Dorey, state and attest that:

     (1) For the reasons set forth below, each of which has been previously publicly disclosed in Dynegy's press releases or filings under the Securities Exchange Act of 1934, I am unable to make the certification required by Paragraph (a) of the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934," File No 4-460, released June 28, 2002 (the "Order") respecting the Covered Reports (as defined below).

     (a) The financial statement restatements which Dynegy and its independent auditors have determined are required and which relate to a structured natural gas transaction referred to as "Project Alpha," which have not been issued.

     (b) The pending restatements and ongoing re-audits by PricewaterhouseCoopers LLP of Dynegy's financial statements for each year in the three-year period ended December 31, 2001 resulting from the items identified in paragraphs (a), (d) and (e) and any other adjustments that may be required or recommended by PricewaterhouseCoopers LLP as a result of such re-audits.

     (c) The required interim review of Dynegy's quarterly financial statements for 2002, including those in certain of the Covered Reports, has not been performed and will not be performed by PricewaterhouseCoopers LLP until completion of the re-audits of each year in the three-year period ended December 31, 2001, and any adjustments resulting therefrom.

     (d) The results of the ongoing balance sheet review and reconciliation process relating to Dynegy's natural gas marketing business and their impact on the information included in the Covered Reports.

     (e) The evaluation by PricewaterhouseCoopers LLP of Dynegy's interpretation of hedge accounting under the Statement of Financial Accounting Standards No. 133 and its impact on the information included in the Covered Reports.

     (f) The results of pending investigations by the SEC, the U.S. Attorney, the Federal Energy Regulatory Commission, the Commodity Futures Trading Commission and the California Attorney General respecting, among other things, Project Alpha, Dynegy's activities in the California power market, "round-trip" trades, a financing transaction referred to as "Black Thunder" and whether there have been any violations of laws in connection with Dynegy's related financial and public statements, and the impact of the results of such investigations on the information included in the Covered Reports.

     (g) The results of the ongoing review by the staff of the SEC relating to Dynegy's shelf registration statement filed on Form S-3 on March 25, 2002, including the Covered

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         Reports incorporated by reference into the registration statement, and their impact on the information included in the Covered Reports.

     (h) Each of the other qualifications and limitations set forth in Dynegy's Form 10-Q for the period ended June 30, 2002, including the "Explanatory Note" on the table of contents thereto, the notes to the financial statements contained therein and the matters covered under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Uncertainty of Forward-Looking Statements and Information."

     (2) In this statement, each of the following, if filed on or before the date of this statement, is a "Covered Report":

     o Dynegy's annual report on Form 10-K for the year ended December 31, 2001 (the "Form 10-K"), as filed with the SEC;

     o Dynegy's quarterly reports on Form 10-Q, the Company's current reports on Form 8-K and the Company's definitive proxy materials filed with the SEC subsequent to the filing of the Form 10-K identified above, in each case; and

     o    any amendments to any of the foregoing.

     (3) I have reviewed the contents of this statement with Dynegy's Audit and Compliance Committee.

     (4) I did not serve as principal financial officer of Dynegy during a substantial portion of the periods included in the Covered Reports. The reasons set forth above for my inability to make the certifications required by Paragraph (a) of the Order are based upon my knowledge as a result of my responsibilities as principal financial officer, my own due diligence and representations made by certain members of Dynegy's senior management, including Dynegy's Lead Director and Audit Committee Chairman.

/s/ Louis J. Dorey
----------------------------------            Subscribed and sworn to
Louis J. Dorey                                before me this 14th day of
Principal Financial Officer                   August, 2002.

August 14, 2002                               /s/ Kimberlie A. Budzik
                                              ---------------------------------
                                              Notary Public
                                              State of Texas
                                              My Commission Expires:
                                              March 14, 2006